UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2005

THE PANTRY, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-72574	56-1574463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1801 Douglas Drive Sanford, North Carolina	27330-1410
(Address of principal executive officer)	(Zip Code)

(919) 774-6700

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 5, 2005, The Pantry, Inc. (the “Company”) entered into the Second Amendment to Amended and Restated Credit Agreement and Waiver (the “Second Amendment”) dated August 5, 2005 by and among the Company, as borrower, R&H Maxxon, Inc. and Kangaroo, Inc., subsidiaries of the Company, as guarantors (the “Guarantors”), Wachovia Bank, National Association, as administrative agent (the “Administrative Agent”) and certain lenders identified in the signature pages thereto. The Second Amendment amends certain provision of the Amended and Restated Credit Agreement dated March 12, 2004 between the Company, the Guarantors, the Administrative Agent and the lenders party thereto, as amended (the “Credit Agreement”).

The material terms of the Second Amendment include:

•	Elimination of any dollar limitation on additional indebtedness and capital lease obligations so long as borrowings are incurred to finance acquisitions, certain capital expenditures and related fees and expenses;

•	A 50-basis-point increase in the Credit Agreement’s existing leverage ratio requirements that are based on debt/EBITDA (as such terms are defined in the Credit Agreement); and

•	An increase in the limitation on net capital expenditures from 30 percent to 35 percent of EBITDA (as such term is defined in the Credit Agreement).

In connection with the Second Amendment, the Company also received from its lenders a waiver of certain defaults in the Credit Agreement caused by the recently announced restatement of the Company’s previously issued financial statements.

The full text of the Second Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description of Document
10.1	Second Amendment to Amended and Restated Credit Agreement and Waiver dated August 5, 2005 by and among The Pantry, Inc., as borrower, R&H Maxxon, Inc. and Kangaroo, Inc., subsidiaries of The Pantry, Inc., as guarantors, Wachovia Bank, National Association, as administrative agent and certain lenders identified in the signature pages thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE PANTRY, INC.

By:	/s/ Daniel J. Kelly
Daniel J. Kelly
Vice President, Chief Financial Officer and Secretary
(Authorized Officer and Principal Financial Officer)

Date: August 8, 2005

EXHIBIT INDEX

Exhibit No.	Description of Document
10.1	Second Amendment to Amended and Restated Credit Agreement and Waiver dated August 5, 2005 by and among The Pantry, Inc., as borrower, R&H Maxxon, Inc. and Kangaroo, Inc., subsidiaries of The Pantry, Inc., as guarantors, Wachovia Bank, National Association, as administrative agent and certain lenders identified in the signature pages thereto